Exhibit 99.1

Aimco and AIMCO Properties Announce Record Date and Distribution Date for Separation

DENVER, CO, November 25, 2020 – Apartment Investment and Management Company (NYSE: AIV) (“Aimco”) and AIMCO Properties, L.P. (“AIR OP”) announced today that Aimco’s Board of Directors set the close of business on December 5, 2020 as the record date for the previously announced separation transaction to be effected through a pro rata distribution (the “REIT Distribution”), where stockholders of Aimco will receive one share of Class A common stock of Apartment Income REIT Corp. (“AIR”) for every one share of Class A common stock of Aimco held as of the close of business on the record date, and will receive cash in lieu of fractional shares of Class A common stock of AIR. The distributions are expected to be completed prior to trading hours on December 15, 2020.

No action is required by Aimco stockholders of record on December 5, 2020 to receive the distributed shares of AIR Class A common stock.

Aimco has been advised by the New York Stock Exchange (“NYSE”) that a “when-issued” market for AIR Class A common stock will exist beginning on December 3, 2020, and continuing until immediately prior to trading hours on the expected distribution date of December 15, 2020. During this time, an Aimco stockholder will have the option of selling the right to receive shares of AIR Class A common stock in the separation while retaining shares of Aimco Class A common stock. This option will be available under the temporary NYSE symbol “AIRC-WI”.

In addition, Aimco has been advised by the NYSE that the following markets will exist in shares of Aimco Class A common stock in connection with the separation, beginning on December 3, 2020, and continuing until immediately prior to trading hours on the expected distribution date of December 15, 2020:

Aimco Class A common stock “regular-way” market (NYSE: AIV): If an Aimco stockholder sells shares of Aimco Class A common stock in the “regular-way” market, that Aimco stockholder will be selling both his or her shares of Aimco Class A common stock and the right (represented by a “due-bill”) to receive shares of AIR Class A common stock in the distribution if and when declared by the Board of Directors of Aimco. Stockholders of Aimco should consult their brokers before selling their shares of Aimco Class A common stock in the “regular-way” market during this time period to be sure they understand the effect of the NYSE “due-bill” procedures. The NYSE “due-bill” process is not managed, operated or controlled by Aimco or AIR.

Aimco Class A common stock “ex-distribution” market (temporary NYSE symbol: AIV-WI): If an Aimco stockholder sells shares of Aimco Class A common stock in the “ex-distribution” market, that Aimco stockholder will be selling only his or her shares of Aimco Class A common stock, and will retain the right to receive shares of AIR Class A common stock in the distribution if and when declared by the Board of Directors of Aimco.

Stockholders of Aimco who hold Aimco Class A common stock on the record date for the REIT Distribution and do not sell those shares “regular-way” prior to the distribution date will receive a book-entry account statement reflecting their ownership of AIR Class A common stock or their brokerage account will be credited with AIR Class A common stock. In addition, stockholders of Aimco will retain their shares of Aimco Class A common stock.

Trades under the symbols “AIRC-WI” and “AIV-WI” will settle after the distribution date. If the separation is not completed, all trades under these temporary symbols will be cancelled. If the separation is completed prior to trading hours on the expected distribution date of December 15, 2020, then beginning on December 15, 2020 (the first trading day after the completion of the separation), shares of Aimco Class A common stock will no longer trade in the “ex-distribution” market, shares of Aimco Class A common stock that are sold in the “regular-way” market will no longer reflect the right to receive shares of AIR Class A common stock, and shares of AIR Class A common stock will no longer trade in the “when-issued” market but will trade in a “regular-way” market. Stockholders of Aimco are encouraged to consult with their financial advisors regarding the specific implications of trading Aimco Class A common stock or AIR Class A common stock prior to or on the expected distribution date of December 15, 2020.

Aimco believes that the distribution generally will be taxable to its stockholders for U.S. federal income tax purposes. Stockholders of Aimco are urged to consult with their tax advisors with respect to the U.S. federal, state and local or foreign tax consequences, as applicable, of the separation.

Partnership Units

Aimco and AIR OP also announced that AIMCO-GP, Inc., the general partner of AIR OP, set the close of business on December 5, 2020 as the record date for the previously announced separation transaction to be effected through a pro rata distribution (the “OP Distribution”) of all of the outstanding common limited partnership units of Aimco OP L.P. (“Aimco OP”) to holders of AIR OP common limited partnership units and AIR OP Class I High Performance partnership units. The distributions are expected to be completed prior to trading hours on December 15, 2020.

No action is required by holders of AIR OP common limited partnership units and AIR OP Class I High Performance partnership units to receive the distributed common limited partnership units of Aimco OP. Unitholders of AIR OP who hold AIR OP common limited partnership units and/or AIR OP Class I High Performance partnership units on the record date for the OP Distribution and do not transfer those units (including by way of exchange, redemption or conversion) prior to the distribution date will receive a book-entry account statement reflecting their ownership of Aimco OP common limited partnership units. In addition, unitholders of AIR OP will retain their AIR OP common limited partnership units and AIR OP Class I High Performance partnership units.

Holders of AIR OP limited partnership units are advised not to exercise any exchange, redemption or conversion rights they may have pursuant to the terms of their limited partnership units from November 30, 2020 through the completion of the REIT Distribution and the OP Distribution, as exercising such rights would result in the issuance of shares of Aimco after the close of business on the record date for the REIT Distribution, and such shares would not be entitled to receive the REIT Distribution. AIR OP strongly encourages any holder of limited partnership units to defer taking any action to exchange or convert such limited partnership units until after the completion of the REIT Distribution and the OP Distribution.

Applicable SEC Filings

A registration statement on Form 10 relating to the AIR Class A common stock subject to the REIT Distribution has been filed with the Securities and Exchange Commission (the “SEC”) but has not yet become effective; Aimco expects to file with the SEC a request for acceleration of effectiveness of the registration statement and expects that the registration statement will become effective prior to the record date for the REIT Distribution. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A registration statement on Form 10 relating to the Aimco OP common limited partnership units subject to the OP Distribution has been filed with the SEC but has not yet become effective; Aimco OP expects to file with the SEC a request for acceleration of effectiveness of the registration statement and expects that the registration statement will become effective prior to the record date for the OP Distribution. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Aimco

Aimco is a real estate investment trust focused on the ownership and management of quality apartment communities located throughout the United States. Aimco is one of the nation’s largest owners and operators of apartments with 125 communities in 17 states and the District of Columbia. Aimco common shares are traded on the New York Stock Exchange under the ticker symbol “AIV” and are included in the S&P 500. For more information about Aimco, please visit our website at www.aimco.com.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations, including, but not limited to the anticipated timing of the separation. In addition, we may not complete the separation at all. We caution investors not to place undue reliance on any such forward-looking statements.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained.

Contact:

Matt Foster

Director, Investor Relations

(303) 793-4661

investor@aimco.com